UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2017

American Resources Corporation

                            (Exact name of registrant as specified in its charter)

Florida

000-55456

46-3914127

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        8856 South Street, Fishers, IN

   46038

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (917) 685-2547

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K/A and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Current Report on Form 8-K/A, “Company,” “our company,” “us,” and “our” refer to American Resources Corporation, unless the context requires otherwise.

EXPLANATORY NOTE

This amendment relates to our Current Report on Form 8-K that was originally filed on January 20, 2017. This amendment is filed solely for the purpose of including audited financial statements of Quest Energy, Inc., the entity with which we executed a Share Exchange Agreement that was reported in the original Form 8-K under Item 1.01 - Entry into a Material Definitive Agreement. The financial statements are included below.

QUEST ENERGY INC.

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

QUEST ENERGY INC.

CONTENTS

Page

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet

Consolidated Statement of Operations

Consolidated Statement of Shareholders’ Deficit

Consolidated Statement of Cash Flows

9

Notes to Consolidated Financial Statements

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Quest Energy, Inc.

Fishers, Indiana

We have audited the accompanying consolidated balance sheet of Quest Energy, Inc. and its subsidiaries (collectively, the “Company”) as of December 31, 2015, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the period from June 10, 2015 (inception) to December 31, 2015. These consolidated financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quest Energy, Inc. and its subsidiaries as of December 31, 2015, and the consolidated results of their operations and their cash flows for the period from June 10, 2015 (inception) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

May 15, 2017

5

QUEST ENERGY INC.
CONSOLIDATED BALANCE SHEET
December 31, 2015
12/31/15
ASSETS
CURRENT ASSETS
Cash - restricted	$101,111
Due from LC Energy	51,535
Total Current Assets	152,646
OTHER ASSETS
Due from LC Energy	253,838
Processing and rail facility, net	2,723,167
Underground equipment, net	4,537,269
Surface equipment, net	3,400,028
Total Other Assets	10,914,302
TOTAL ASSETS	$11,066,948
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accrued management fee	$5,500,000
Funds held for others	101,111
Due to affiliate	11,000
Current portion of long-term note payables	2,121,275
Total Current Liabilities	7,733,386
OTHER LIABILITIES
Long-term portion of note payables	254,089
Asset retirement obligation	8,586,464
Total Other Liabilities	8,840,553
Total Liabilities	16,573,939
STOCKHOLDERS' DEFICIT
Common stock, $0 par value; 2,500 shares authorized;
1,000 issued and outstanding	0
Additional paid-in capital	0
Accumulated deficit	(5,506,991)
Total Stockholders' Deficit	(5,506,991)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$11,066,948
The accompanying footnotes are integral to the consolidated financial statements

6

QUEST ENERGY INC.

CONSOLIDATED STATEMENT OF OPERATIONS
Period From Inception June 10, 2015 through December 31, 2015

Expenses
	Consulting fee	$5,500,000
	Interest expense	6,991
	Total Expenses	5,506,991

Net (Loss)		$(5,506,991)

The accompanying footnotes are integral to the consolidated financial statements

7

QUEST ENERGY INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS OF EQUITY
Period Ending December 31, 2015

			Additional
	Common	Common	Paid-In	Retained
	Shares	Stock	Capital	Earnings	Total
Balance June 1, 2015	1,000	$-	$-	$-	$-

Net loss	-	-	-	(5,506,991)	$(5,506,991)

Balance December 31, 2015	1,000	$-	$-	$(5,506,991)	$(5,506,991)

The accompanying footnotes are integral to the consolidated financial statements

8

QUEST ENERGY INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
Period Ending December 31, 2015
Operating activities:
Net loss	$(5,506,991)

Change in current assets and liabilities:
Accrued Consulting Fee	5,500,000
Restricted cash used to pay interest expense	6,991
Cash provided by operating activities	0

Investing activities:
Restricted cash used to pay down debt	21,511
Cash provided by investing activities	21,511

Financing activities:
Principal payments on long term debt	(21,511)
Cash provided by financing activities	(21,511)

Increase(decrease) in cash	-

Cash, beginning of year	-

Cash, end of year	$-

Supplemental Information

Assumption of liabilities for acquisition of Deane assets and note payable	$10,586,464
Equipment for notes payable	$74,000
Lease payable relating to equipment used in contract mining operations,
to be reimbursed by mine owner	$333,875
Related party advance in payment of equipment note	$11,000

The accompanying footnotes are integral to the consolidated financial statements

QUEST ENERGY INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quest Energy Inc. (QEI or the Company) was formed in June 2015 for the purpose of acquiring, rehabilitating and operating various natural resource assets including coal, oil and natural gas.

Basis of Presentation and Consolidation:

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries Deane Mining, LLC (Deane), Quest Processing LLC (Quest Processing) and ERC Mining Indiana Corp (ERC).  All significant intercompany accounts and transactions have been eliminated.

Deane Mining was formed in November 2007 for the purpose of operating underground coal mines and coal processing facilities.

Quest Processing was formed in November 2014 for the purpose of operating coal processing facilities.

ERC was formed in April 2015 for the purpose managing an underground coal mine and coal processing facility.

On December 31, 2015, the Company acquired certain assets in exchange for assuming certain liabilities of Deane. The fair values of the liabilities were determined to be $10,586,464.

The assets acquired of Deane do not represent a business as defined in FASB ASC 805-10-20.  Deane does not have an integrated set of activities and assets that that is capable of being conducted and managed for the purpose of providing a return or other economic benefit to their investors, members or participants.   Accordingly, the assets acquired are initially recognized at the consideration paid, which was the liabilities assumed, including direct acquisition costs, of which there were none.  The cost is allocated to the group of assets acquired based on their relative fair value.  The assets acquired and liabilities assumed of Deane were as follows at December 31, 2015:

Assets

Underground Mining Equipment

$4,537,269

Surface Mining Equipment

  3,326,028

Mill Creek Preparation Facility

 1,244,173

Rail load out and siding

 1,478,994

Liabilities

Asset Retirement Obligations

$8,586,464

Seller Note

  2,000,000

Estimates:  Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues, expenses and the disclosure of contingent assets and liabilities.  Actual results could vary from those estimates.

Related Party Policies:  In accordance with FASB ASC 850 related parties are defined as either an executive, director or nominee, greater than 5% beneficial owner, or an immediate family member of any of the proceeding. Transactions with related parties are reviewed and approved by the directors of the Company, as per internal policies.

Advance Royalties:  Coal leases that require minimum annual or advance payments and are recoverable from future production are generally deferred and charged to expense as the coal is subsequently produced.

Cash is maintained in bank deposit accounts which, at times, may exceed federally insured limits.  To date, there have been no losses in such accounts.

Restrictions to cash include funds held for the of benefit other parties.

Coal Property and Equipment are recorded at cost.  Coal properties are depreciated using the units-of-production method over the estimated recoverable reserves.  For equipment, depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets, generally ranging from three to seven years.  Amortization of the equipment under capital lease is included with depreciation expense in selling and administrative expenses.

Property and equipment and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability is measured by comparison of the carrying amount to the future net undiscounted cash flows expected to be generated by the related assets.  If these assets are determined to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair market value of the assets.

Costs related to maintenance and repairs which do not prolong the asset’s useful life are expensed as incurred.

Mine Development:  Costs of developing new coal mines, including asset retirement obligation assets, or significantly expanding the capacity of existing mines, are capitalized and amortized using the units-of-production method over estimated recoverable reserves.

Mineral Rights: The Company records depletion of its mineral rights based upon recoverable tons mined. Depletion of mineral rights was $0 for 2015 due to no mining operations during the period.

Asset Retirement Obligations (ARO) – Reclamation:  At the time they are incurred, legal obligations associated with the retirement of long-lived assets are reflected at their estimated fair value, with a corresponding charge to mine development.   Obligations are typically incurred when we commence development of underground and surface mines, and include reclamation of support facilities, refuse areas and slurry ponds or through acquisitions.

Obligations are reflected at the present value of their future cash flows.  We reflect accretion of the obligations for the period from the date they incurred through the date they are extinguished.  The asset retirement obligation assets are amortized using the units-of-production method over estimated recoverable (proved and probable) reserves.  We are using a discount rate of 10%.  Federal and State laws require that mines be reclaimed in accordance with specific standards and approved reclamation plans, as outlined in mining permits.  Activities include reclamation of pit and support acreage at surface mines, sealing portals at underground mines, and reclamation of refuse areas and slurry ponds.

We assess our ARO at least annually and reflect revisions for permit changes, change in our estimated reclamation costs and changes in the estimated timing of such costs.

The table below reflects the changes to our ARO:

2015

Balance, beginning of the year

$0

Deane Acquisition

8,586,464

Balance, end of year

$8,586,464

Income Taxes include U.S. federal and state income taxes currently payable and deferred income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period of enactment.  Deferred income tax expense represents the change during the year in the deferred tax assets and liabilities.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Management believes that the Company’s income tax filing positions will be sustained on audit and does not anticipate any adjustments that will result in a material change.  Therefore, no reserve for uncertain income tax positions has been recorded.  The Company’s policy for recording interest and penalties, if any, associated with income tax examinations will be to record such items as a component of income taxes.

Revenue Recognition:  The Company recognizes revenue in accordance with ASC 605 when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured.

Leases:  Leases are reviewed by management based on the provisions of ASC 840 and examined to see if they are required to be categorized as an operating lease, a capital lease or a financing transaction.

The Company leases certain equipment and other assets under noncancelable operating leases, typically with initial terms of 3 to 7 years.  Minimum rent on operating leases is expensed on a straight-line basis over the term of the lease.  In addition to minimum rental payments, certain leases require additional payments based on sales volume, as well as reimbursement of real estate taxes, which are expensed when incurred. Capital leases are recorded at the present value of the future minimum lease payments at the inception of the lease.

Allowance For Doubtful Accounts: The Company recognizes an allowance for losses on trade and other accounts receivable in an amount equal to the estimated probable losses net of recoveries.  The allowance is based on an analysis of historical bad debt experience, current receivables aging and expected future write-offs, as well as an assessment of specific identifiable amounts considered at risk or uncollectible.

New Accounting Pronouncements:  Management has determined that the impact of the following recent FASB pronouncements will not have a material impact on the financial statements.

•

Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, effective for years beginning after December 15, 2018

•

ASU 2015-11, Simplifying the Measurement of Inventory, effective for years beginning after December 15, 2016

•

ASU 2015-17, Balance Sheet Classification of Deferred Taxes, effective for years beginning after December 15, 2017

•

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, effective for years beginning after December 15, 2018

•

ASU 2016-02, Leases, effective for years beginning after December 15, 2019

Management has elected to early adopt ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. See above in Note 1 and Note 9.

NOTE 2 - PROPERTY AND EQUIPMENT

At December 31, 2015, property and equipment were comprised of the following:

Processing and rail facility - Deane

$2,723,167

Underground equipment – Deane

4,537,269

Surface equipment – Deane

3,326,028

Less: Accumulated depreciation

Total Property and Equipment, Net

$10,586,464

The estimated useful lives are as follows:

     Processing and Rail Facilities

20 years

     Surface Equipment

7 years

     Underground Equipment

5 years

NOTE 3 - NOTES PAYABLE

At December 31, 2015, long-term notes payable consisted of the following:

Equipment Loans – QEI

QEI entered into an equipment purchase agreement with King Brothers Coal, Inc on June 1, 2015 in the original amount of $74,000.  The note calls for an initial payment of $2,000, 6 monthly payments of $3,000 beginning in October 2015 and 9 payments of $6,000 with a maturity date of December 31, 2016.  The balance as of December 31, 2015 was $63,000.  The note is secured by the equipment financed by the loan.  As of December 31, 2016, the loan had been paid in full.

Equipment Loans - ERC

ERC entered into an equipment lease arrangement with Caterpillar Financial Services Corporation on July 31, 2015 in the original amount of $45,000.  The note calls for 48 equal payments of $771 with an interest rate of 5.25% with a balloon payment at maturity of June 30, 2019.  The balance as of December 31, 2015, was $42,111.  The note is secured by equipment and a corporate guarantee from Quest Energy Inc.  The equipment is being utilized as part of the management agreement with LC Energy.  Therefore, the title of the assets are not held with ERC and there is a corresponding receivable due from LC Energy for the payment of this note.

ERC entered into an equipment lease arrangement with Caterpillar Financial Services Corporation on July 31, 2015 in the original amount of $201,100.  The note calls for 48 equal payments of $3,304 with an interest rate of 5.25% with a balloon payment at maturity of June 30, 2019.  The balance as of December 31, 2015, was $188,898.  The note is secured by equipment and a corporate guarantee from Quest Energy Inc.  The equipment is being utilized as part of the management agreement with LC Energy.  Therefore, the title of the assets are not held with ERC and there is a corresponding receivable due from LC Energy for the payment of this note.

ERC entered into an equipment installment sale arrangement with Caterpillar Financial Services Corporation on August 13, 2015 in the original amount of $87,775.  The note calls for 48 equal payments of $2,031 with an interest rate of 5.25% with a balloon payment at maturity of August 13, 2019.  The balance as of December 31, 2015, was $81,355.  The note is secured by equipment and a corporate guarantee from Quest Energy Inc.  The equipment is being utilized as part of the management agreement with LC Energy.  Therefore, the title of the assets are not held with ERC and there is a corresponding receivable due from LC Energy for the payment of this note.

Seller Note - Deane

Deane Mining entered into a promissory note with Rhino Energy, LLC as part of the acquisition dated December 31, 2015.  The note is due December 31, 2017, bears interest at 6% and requires monthly interest payments of $10,000 beginning June 30, 2016.  No payments have been made on this note, accordingly, the note is reflected as a current liability at December 31, 2015.

Principal repayments in each of the next five years on long-term notes as of December 31, 2015, are as follows:

         Payable In                                                               Principal

2016

$2,121,275

2017

$61,409

2018

$64,711

2019

$127,969

2020

$-

During 2015, the company was advanced funds from an affiliate in the amounts totaling $11,000.  The advance is due on demand and does not accrue interest.  The balance as of December 31, 2015 was $11,000

NOTE 4 - RELATED PARTY TRANSACTIONS

On June 12, 2015, the Company executed a consulting agreement with Quest MGMT LLC, an entity with common ownership.  During 2015, the Company incurred fees totaling $5,500,000 relating to the Deane acquisition under this agreement.  The amount outstanding and payable as of December 31, 2015, was $5,500,000.  Which is due on demand and does not accrue interest.

NOTE 5 – MANAGEMENT AGREEMENT

On April 13, 2015, ERC entered into a mining and management agreement with LC Energy Operations, LLC, an unrelated entity, to operate a coal mining and processing facility in Jasonville, Indiana.  The agreement called for a monthly base fee of $20,000 in addition to certain per ton fees based on performance to be paid to ERC.  During 2015 no fee had been paid and due to the uncertainty of collection, no fee has been recorded.  Fees earned totaled $160,000 which have been fully reserved.  The agreement called for equipment payments made by LC Energy for equipment.  As of December 31, 2015, amounts owed from LC Energy to ERC for equipment payments amounted to $305,373.  As of December 31, 2015, the current amount receivable amounted to $51,535.

As part of the agreement, ERC retained the rights to the underlying mining permit and reclamation liability.  In addition, all operational activity that takes place on the facility is the responsibility of LC Energy Operations, LLC.  ERC acts as a fiduciary and as such has recorded cash held for LC Energy Operations, LLC’s benefit as both an asset and an offsetting liability amounting to $101,111 respectively as of December 31, 2015.

NOTE 6 - INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The primary temporary differences that give rise to the deferred tax assets and liabilities are as follows: accrued expenses.

Deferred tax assets consist of net operating loss carryforwards in the amount of $6,991 which was fully reserved as of December 31, 2015.

The Company’s effective income tax rate is lower than what would be expected if the U.S. federal statutory rate (34%) were applied to income before income taxes primarily due to certain expenses not being deductible for tax purposes but being for financial reporting purposes.  The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. All years are open to examination as of December 31, 2015.

NOTE 7 - FAIR VALUE MEASUREMENTS

The Company has categorized its assets and liabilities that are measured at fair value into a three-level fair value hierarchy.  The hierarchy prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1)

and the lowest priority to unobservable inputs (Level 3).  The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The three levels of the fair value hierarchy are described as follows:

Level 1 – Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2 – Inputs to the valuation methodology may include: quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; inputs other than quoted prices that are observable for the asset or liability; and/or inputs that are derived principally from or corroborated by observable market data by correlation or other means.  If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.  In situations where there is little or no market activity for the asset or liability, the Company makes estimates and assumptions related to the pricing of the asset or liability including assumptions regarding risk.

Assets and Liabilities Measured at Fair Value on a Recurring Basis:  Following is a description of the valuation methodologies used by the Company for assets and liabilities that are measured at fair value on a recurring basis.

NOTE 8 - CONTINGENCIES

In the course of normal operations, the Company is involved in various claims and litigation that management intends to defend.  The range of loss, if any, from potential claims cannot be reasonably estimated.  However, management believes the ultimate resolution of matters will not have a material adverse impact on the Company’s business or financial position.

NOTE 9 - SUBSEQUENT EVENTS

Acquisitions

On February 17, 2016, McCoy Elkhorn Coal LLC (McCoy) acquired certain assets in exchange for assuming certain liabilities of Fortress Resources, LLC. The fair values of liabilities were determined to be $3,015,596, respectively.

The assets acquired of McCoy do not represent a business as defined in FASB AS 805-10-20.  McCoy does not have an integrated set of activities and assets that is capable of being conducted and managed for the purpose of providing a return or other economic benefit to their investors, members or participants.   Accordingly, the assets acquired are initially recognized at the consideration paid, which was the liabilities assumed, including direct acquisition costs, of which there were none.  The cost is allocated to the group of assets acquired based on their relative fair value.  The assets acquired and liabilities assumed of McCoy were as follows at the purchase date:

Assets

Underground Mining Equipment

$2,558,551

Surface Mining Equipment

     174,431

Coal Preparation and Loading Facilities

     282,614

Liabilities

Asset Retirement Obligation

$3,015,596

On April 14, 2016, the Company acquired 100% of the membership interests of ICG Knott County, LLC. The fair values of liabilities were determined to be $5,535,860, respectively.

The assets acquired of ICG Knott County do not represent a business as defined in FASB AS 805-10-20.  IGC Knott County does not have an integrated set of activities and assets that is capable of being conducted and managed for the purpose of providing a return or other economic benefit to their investors, members or participants.   Accordingly, the assets acquired and liabilities assumed are initially recognized at the consideration paid, including direct acquisition costs.  The cost is allocated to the group of assets acquired and liabilities assumed based on their relative fair value.  The assets and liabilities assumed of ICG Knott County were as follows on the purchase date:

Assets

Cash

$2,330,000

Underground Mining Equipment

  1,259,261

Surface Mining Equipment

  1,027,157

Coal Preparation and Loading Facilities

     919,442

Liabilities

Asset Retirement Obligation

$5,535,860

Loans

On March 17, 2016, the Company entered into a loan with Hitachi Capital America in the amount of $88,138.  The loan calls for monthly payments of $1,468 through March 18, 2021 when the note is due in full with an imputed interest rate of 6.902%.  The note is secured by the equipment and a personal guaranty.

On March 17, 2016, the Company entered into a loan with Hitachi Capital America in the amount of $74,310.  The loan calls for monthly payments of $2,064 through March 18, 2019 when the note is due in full.  The note is secured by the equipment and a personal guaranty.

On October 5, 2016, the Company entered into a loan with Golden Properties LTD in the amount of $175,000.  The loan calls for semi-annual interest payments with a rate an annual rate of 7%.  The loan is due on demand and guaranteed by the assets of the Company and personal guaranties.

On May 13, 2016, McCoy entered into an equipment rental agreement with Coal River Energy, LLC.  The agreement calls for monthly payments of $15,834.  The company has an option to purchase the underlying equipment for $380,000 with 95% of previously paid rent payment being applied to the buy-out amount.

On May 13, 2016, McCoy entered into an equipment purchase note agreement with Mining Services, LLC.  The agreement calls for monthly rental payments of $20,000 for 20 months.  The company has an option to purchase the underlying equipment for $600,000 with 100% of previously paid rent payments being applied to the buyout amount.

On September 30, 2016, McCoy entered into an equipment purchase note agreement with The Baughan Group in the amount of $690,000.  The agreement called for monthly payments of $150,000 in September 2016, October 2016, November 2016 and a final payment of $315,000 due in December 2016.

On October 31, 2016, McCoy, Deane and Knott County entered into a secured accounts receivable lending arrangement with Crestmark Bank.  The agreement calls for interest of .30% for each 10 days of outstanding balances.  The advance is secured by the account receivables, corporate guaranty by the Company and personal guarantees.

On April 28, 2017, McCoy entered into a business loan agreement with Crestmark Bank in the amount of $200,000.  The agreement calls for equal monthly payments through maturity of January 1, 2018 with an interest rate of 12%.  The note is secured by a corporate guaranty by the Company and a personal guaranty.

Kentucky New Markets Development Program

On March 18, 2016, Quest Processing entered into a loan agreement with Community Venture Investment XV, LLC for the amount of $4,117,139.  The note bears interest at 3.698554% and is due March 7, 2046.  Payments of interest only are due quarterly until March 18, 2023 at which time quarterly principal and interest are due.  The loan is secured by all equipment and accounts of Quest Processing.

On March 18, 2016, Quest Processing entered into a loan agreement with Community Venture Investment XV, LLC for the amount of $1,026,047.  The note bears interest at 3.698554% and is due March 7, 2046.  Payments of interest only are due quarterly until March 18, 2023 at which time quarterly principal and interest are due.  The loan is secured by all equipment and accounts of Quest Processing.

On March 18, 2016, the Company lent $4,117,139 to ERC Mining LLC, an affiliate with common ownership with the Company.  The note bears interest at 4% and is due March 7, 2046.  Payments of interest only are due quarterly until March 18, 2023 at which time quarterly principal and interest are due.

Related Party

On January 1, 2016, the Company awarded stock options for 322 shares in exchange for capital raising efforts.

On October 24, 2016, the Company sold certain mineral and land interests to Land Resources and Royalties LLC a company owned by Quest MGMT LLC a company owned by members of the Company’s management.  The consideration for the transaction was a note in the amount of $178,683.  The note bears no interest and is due in 2026.  As of January 28, 2017, the note was paid in full.

On October 24, 2016, the Company entered into leases of various surface rights, processing and loading facilities with Land Resources and Royalties LLC.  The agreement calls for royalties of 5 cents per clean loaded ton and 20 cents per clean processed tons.  During 2016, royalties earned amounted to $48,538 all of which was earned and paid as of December 31, 2016.

During 2016, the Company incurred consulting fees amounting to $12,340,615 payable to Quest MGMT LLC under a consulting agreement relating to the acquisitions of IGC Knott County, LLC and the assets of McCoy Elkhorn Coal and the financing of Quest Processing. As of December 31, 2016, $17,840,615 is owed under the consulting agreement which is due on demand and does not accrue interest.

Acquisition

On January 5, 2017, the Company entered into a share exchange agreement with NGFC Equities, Inc (NGFC).  Under the agreement, the shareholders of the Company exchanged 100% of its common stock to NGFC for newly created Series A Preferred shares that is convertible into approximately 95% of outstanding common stock of NGFC.  The conditions to the agreement were fully satisfied on February 7, 2017, at which time the Company took full control of NGFC.  NGFC has been renamed to American Resources Corporation.  The transaction was accounted for as a recapitalization.

Equity Transactions

On January 1, 2016, the Company issued options amounting to 2,376 shares (which includes  shares disclosed above) under an adopted stock option plan that were cashlessly exercised into 883 shares.

On September 5, 2016, the Company issued options amounting to 18 shares under an adopted stock option plan that were cashlessly exercised into 9 shares.

On October 4, 2016, the Company issued options amounting to 54 shares under an adopted stock option plan that were cashlessly exercised into 23 shares.

On October 24, 2016, the Company issued options amounting to 23 share under an adopted stock option plan that were cashlessly exercised into 9 shares.

On March 7, 2017, American Resources Corporation (ARC) closed a private placement whereby it issued an aggregate of 500,000 shares of ARC’s Series B Preferred Stock at a purchase price of $1.00 per share, and warrants to purchase an aggregate of 6,250,000 shares of the ARC’s common stock (subject to certain adjustments), for proceeds to ARC of $500,000 (the “March 2017 Private Placement”).  After deducting for fees and expenses, the aggregate net proceeds from the sale of the preferred series B shares and the warrants in the March 2017 Private Placement were approximately $500,000.

The Series B Preferred share purchase agreement provides for certain adjustments to the conversion value of the Series B Preferred to common shares of the Company that are based on the EBITDA (earning before interest, taxes, depreciation, and amortization) for the Company for the 12 months ended March 31, 2018.  Those adjustments provide for a decrease in the conversion value based on the proportional miss of the Company’s EBITDA, up to a maximum of 30.0% decrease in the conversion value of the Series B Preferred to common shares.

The Series B Preferred share purchase agreement provides for an option for the investor to put the Series B Preferred investment to the Company at a premium to the Series B Preferred purchase price should the Company achieve certain hurdles, such as a secondary offering and an up-listing to a national stock exchange.  Such put option expires after 20 days from notification of the Company to the Series B Preferred investor of the fulfillment of such qualifications.

On April 2, 2017, American Resources Corporation closed a private placement whereby it issued an aggregate of 100,000 shares of the ARC’s Series B Preferred Stock at a purchase price of $1.00 per share, and warrants to purchase an aggregate of 833,333 shares of the ARC’s common stock (subject to certain adjustments), for proceeds to ARC of $100,000 (the “April 2017 Private Placement”).  After deducting for fees and expenses, the aggregate net proceeds from the sale of the preferred series B shares and the warrants in the April 2017 Private Placement were approximately $100,000.

The Series B Preferred share purchase agreement provides for certain adjustments to the conversion value of the Series B Preferred to common shares of the Company that are based on the EBITDA (earning before interest, taxes, depreciation, and amortization) for the Company for the 12 months ended March 31, 2018.  Those adjustments provide for a decrease in the conversion value based on the proportional miss of the Company’s EBITDA, up to a maximum of 30.0% decrease in the conversion value of the Series B Preferred to common shares.

The Series B Preferred share purchase agreement provides for an option for the investor to put the Series B Preferred investment to the Company at a premium to the Series B Preferred purchase price should the Company achieve certain hurdles, such as a secondary offering and an up-listing to a national stock exchange.  Such put option expires after 20 days from notification of the Company to the Series B Preferred investor of the fulfillment of such qualifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2017	AMERICAN RESOURCES CORPORATION
(Date)

	By:	/s/ Mark C. Jensen
Name: Mark C. Jensen
Title: CEO/Chairman of the Board